UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 9, 2009
(Date of earliest event reported)

ANTE4, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 625, Los Angeles, California	90036
(Address of principal executive offices)	(Zip Code)

(323) 330-9881
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2009, the Board of Directors (the “Board”) of ante4, Inc. (the “Company”) elected to increase the Board’s annual fee paid to each non-employee Board member back to $50,000 per year for fiscal 2010.  The Board had previously elected to lower the annual non-employee director fee for fiscal year 2009 from $50,000 to $20,000 during the Company’s turnaround process.  In addition, the Board elected to reduce the fee paid to the chair of the Board’s Audit Committee from $35,000 to $10,000 for fiscal 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

December 15, 2009	By:	/s/ Steven Lipscomb
Name: Steven Lipscomb
Title: President, CEO and Secretary